EXHIBIT INDEX

ITEM


1. Certificate of Designations, Preferences and Rights of Series A Cumulative
         Redeemable Convertible Preferred Stock
         of the Company, filed
         April 4, 1996

2.       Stock Purchase Agreement between the
         the Company and ICC Industries Inc. dated
         April 8, 1996 regarding the purchase of 2,500,000 shares of Series A Cumulative Redeemable Convertible Preferred Stock

                                             Exhibit 1 to Form 8-K
                                               dated April 4, 1996



               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
          OF SERIES A CUMULATIVE REDEEMABLE CONVERTIBLE PREFERRED STOCK
                                       OF
                        PHARMACEUTICAL FORMULATIONS, INC.

            Under Section 151 of the Delaware General Corporation Law


     Pharmaceutical Formulations, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY: That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, said Board of Directors, at a meeting duly held and called on April 4, 1996, adopted a resolution providing for the authorization of a series of Preferred Stock consisting of 3,000,000 shares designated "Series A Cumulative Redeemable Convertible Preferred Stock", which resolution is as follows: RESOLVED that, pursuant to Article Fourth of the Certificate of Incorporation of the Corporation, as amended, there is hereby authorized and created a series of preferred stock to consist of 3,000,000 shares, par value $1.00 per share, having the designations, preferences, relative participating, optional and other special rights, qualifications, limitations and restrictions as hereinafter set forth:

                  1.       DESIGNATION.

                  The designation of the preferred stock shall be "Series A Cumulative Redeemable Convertible Preferred Stock" and the number of shares constituting such series is 3,000,000 (the
"Series A Preferred Stock").

                  2.        CERTAIN DEFINITIONS.

                           2.1.  "Additional Shares of Common Stock" shall
mean all shares of Common Stock of the Corporation issued by the Corporation after April 4, 1996 (the "Effective Date") except Common Stock which may be issued pursuant to (a) the conversion of Series A Preferred Stock, (b) the exercise by employees of the Corporation or any of its subsidiaries of options granted pursuant to any stock option plan presently in effect or which may hereafter be adopted by the Corporation where the exercise price of such options is not less than the fair market value of a share of Common Stock on the date of grant thereof and (c) options, warrants, rights or Convertible Securities outstanding on the Effective Date.

                           2.2.  "Common Stock" shall mean the shares of the
Common Stock of the Corporation, par value $0.08 per share, and any stock into which such Common Stock may hereinafter be changed.

                           2.3.  "Convertible Securities" shall mean
evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

                           2.4.  "Current Market Price" per share of Common
Stock at any date herein specified shall mean the average of the daily market prices for 30 consecutive trading days commencing 45 days before such date, except that for purposes of Section 5.1.3 hereof, the "Current Market Price" per share of Common Stock shall mean the market price on the trading day therein specified. The market price for each such trading day shall be (a) the last reported sales price on the principal exchange on which the Common Stock is listed, or the Nasdaq Stock Market ("NASDAQ"), if the Common Stock is so listed or quoted; (b) if the Common Stock is not reported by NASDAQ or listed or admitted to trading on a national securities exchange, the last bid price as furnished by a New York Stock Exchange member firm selected from time to time by the Corporation in good faith for that purpose; (c) if the Common Stock is not reported by NASDAQ or listed or admitted to trading on a national securities exchange and no such New York Stock Exchange member firm is able to furnish such a bid, the highest of (i) the average of the last five sales of Common Stock (if any), (ii) the net per share book value of the Corporation or (iii) the value of the Corporation as fixed by an appraiser selected by the Corporation's Board of Directors in good faith.

                           2.5.  "Person" shall mean any individual,
corporation, association, company, business trust, partnership, joint venture, joint-stock company, limited liability company, trust, unincorporated organization or association or government or any agency or political subdivision thereof.

                  3.       DIVIDENDS.

                           3.1.  The holders of outstanding shares of the
Series A Preferred Stock shall be entitled to receive preferential dividends in cash, as and when declared by the Board of Directors of the Corporation out of any earnings and profits or surplus funds of the Corporation legally available at the time for declaration of dividends, at the rate per share of eight cents or an amount equal to $1.00 times the prime rate of interest (as published in the Wall Street Journal) at the time of purchase, whichever is lower (the "Preferred Rate"), on the Liquidation Preference Per Share (as defined herein), payable semi-annually on January 1 and July 1, in each year commencing on July 1, 1996, before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock of the Corporation, or any other stock of any class of the Corporation. The calculation of the amount of each dividend due under the preceding sentence for any period of more than or less than six calendar months shall be made on the basis of a year of 360 days and the actual number of days elapsed since the preceding dividend payment or the issuance of the shares, as the case may be. The determination at any time by the Board of Directors of the Corporation of the amount of any earnings and profits or surplus funds of the Corporation available for the payment of such dividends will be binding and conclusive on the holders of Series A Preferred Stock outstanding at the time. Holders of Series A Preferred Stock will not receive any dividends other than the dividends provided in this Section and will not participate with the holders of any Common Stock or any other class of stock of the Corporation in the payment of dividends thereon.

                           3.2.  Dividends on the Series A Preferred Stock
at the Preferred Rate calculated as provided in the preceding paragraph and payable at the times provided therein shall be cumulative, whether or not earned, so that if at any time full cumulative dividends on all shares of the Series A Preferred Stock then outstanding as so calculated shall not have been paid or declared and set apart for payment at the times provided in the preceding paragraph, or if the full dividend on all such outstanding Series A Preferred Stock for the then preceding semiannual dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment, with interest thereon from the date as of which such dividend should have been paid as provided in the preceding paragraph at the Preferred Rate, before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of any shares of any other class of stock of the Corporation and before any dividend or other distribution shall be paid or declared and set apart for payment on any other class of stock of the Corporation and until the full cumulative dividend for all past periods and the immediately preceding period shall have been paid or distributed to, or at the direction of, the holders of the Series A Preferred Stock.

                  4.       LIQUIDATION RIGHTS.

                           4.1.  Upon the dissolution, liquidation or
winding-up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, before any payment or distribution shall be made to the holders of any other class of outstanding stock of the Corporation, out of the assets of the Corporation available for distribution to shareholders, an amount per share equal to (i) $1.00 per share of Series A Preferred Stock (the "Liquidation Preference Per Share") and (ii) all accrued and unpaid dividends to and including the date of payment thereof, but shall have no other preference over the distribution of assets of the Corporation.

                           4.2.  Upon the payment in full of all amounts due
to holders of the Series A Preferred Stock, the holders of the Common Stock and of any other class of stock of the Corporation shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the holders of the Series A Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the holders of the Series A Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed, to the exclusion of the holders of shares of any other class of stock of the Corporation, ratably among the holders of the Series A Preferred Stock.

                           4.3.  Holders of the Series A Preferred Stock
shall not be entitled, upon the liquidation, dissolution or winding-up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section 4.

                  5.    CONVERSION RIGHTS.

                           5.1.      CONVERSION OF SERIES A PREFERRED STOCK.

                                    5.1.1.  The Series A Preferred Stock shall
be convertible at the option of the respective holders thereof at any time after 36 months after the date of issuance into fully paid and non-assessable Common Stock, at the rate such that each share of Series A Preferred Stock shall be converted into such number of shares of Common Stock as equals the Liquidation Preference divided by the lower of (i) the Current Market Price at the Conversion Date (as defined below) or (ii) $2.00 per share or at the rate which results from the making of any adjustment specified in Section 5.2 hereof (the number of shares of Common Stock issuable at any time, giving effect to the latest prior adjustment pursuant to Section 5.2 hereof, if any, in exchange for one share of Series A Preferred Stock being hereinafter called the "Conversion Rate").

                                    5.1.2.  The holder of any shares of Series A
Preferred Stock may exercise the conversion right as to any part thereof by delivering at least three months prior to the conversion date to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and, subject to applicable securities laws, stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date in the third month following the date of such delivery corresponding to the date of such delivery and such date is referred to herein as the "Conversion Date". As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, with appropriate securities laws legends if required, and a check or cash in respect to any fractional interest in a share of Common Stock as provided in subsection 5.1.3 hereof. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Rate shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series A Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle in all respects the holder thereof to the rights of Series A Preferred Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

                                    5.1.3.  No fractional shares of Common Stock
or scrip shall be issued upon conversion of shares of Series A Preferred Stock. The number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount determined on the basis of the Current Market Price per share of Common Stock on the Conversion Date. Fractional interests shall not be entitled to dividends, and the holders thereof shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

                                    5.1.4.  All dividends accrued and unpaid on
Series A Preferred Stock to and including the date of conversion, whether or not declared by the Board of Directors, shall constitute a debt of the Corporation payable without interest to the converting holders and shall be paid by the Corporation on the Conversion Date, in its option, either in cash or by the issuance of Common Stock at the then Current Market Price per share. In case any shares of Series A Preferred Stock are redeemed, such right of conversion shall cease and terminate, as to the shares to be redeemed, as of the close of business on the business day preceding the Redemption Date (as defined herein) unless default shall be made in the payment of the redemption price for the shares to be so redeemed.

                           5.2.  ADJUSTMENTS.  The Conversion Rate shall be
subject to adjustment from time to time as set forth in this
Section 5.2.

                                    5.2.1.  STOCK DIVIDENDS, SUBDIVISIONS AND
COMBINATIONS. In case at any time, or from time to time, the Corporation shall:

                           a. take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock;

                           b. subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock;

                           c. combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

                           d.       issue by reclassification or
    recapitalization of its Common Stock any other class or series of shares of the Corporation;

then the Conversion Rate in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Series A Preferred Stock surrendered for conversion after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such Series A Preferred Stock been converted immediately prior to such time. Such adjustment shall be made whenever any event listed above shall occur.

                                    5.2.2.  ISSUANCE OF ADDITIONAL SHARES OF
COMMON STOCK. In case at any time, or from time to time, the Corporation shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for a consideration per share less than the Current Market Price per share of Common Stock, then the Conversion Rate shall, on the date specified below for determining the Current Market Price, subject to the provisions of subsection
5.2.5 hereof, be adjusted to that number determined by multiplying the Conversion Rate immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued (including shares deemed to have been issued pursuant to subsections 5.2.3 or 5.2.4 hereof), and
(b) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock (including shares deemed to have been issued pursuant to subsections 5.2.3 or 5.2.4 hereof) plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price. For the purposes of this subsection 5.2.2, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (i) the date on which the Corporation shall enter into a firm contract for the issuance or sale of such Additional Shares of Common Stock or (ii) the date of actual issuance of such Additional Shares of Common Stock. The provisions of this subsection 5.2.2 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under subsection 5.2.1 hereof. No adjustment of the Conversion Rate shall be made under this subsection 5.2.2 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to subsections 5.2.3 or 5.2.4 hereof.

                                    5.2.3.  ISSUANCE OF WARRANTS OR OTHER
Rights. In case at any time, or from time to time, the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants or other rights to subscribe for or purchase either any Additional Shares of Common Stock or any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the Conversion Rate immediately thereafter shall, subject to the provisions of subsection 5.2.5 hereof, be adjusted as provided in subsection
5.2.2 hereof on the basis that (a) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (b) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For the purposes of this subsection 5.2.3, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earliest of (i) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants or other rights, (ii) the date on which the Corporation shall enter into a firm contract for the issuance of such warrants or other rights or (iii) the date of actual issuance of such warrants or other rights.

                                    5.2.4.  ISSUANCE OF CONVERTIBLE SECURITIES.
In case at any time, or from time to time, the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the Conversion Rate shall, subject to the provisions of subsection 5.2.5 hereof, be adjusted as provided in subsection 5.2.2 hereof on the basis that (a) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (b) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to the terms of such Convertible Securities. For the purposes of this subsection 5.2.4, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earliest of (i) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (ii) the date on which the Corporation shall enter into a firm contract for the issuance of such Convertible Securities or (iii) the date of actual issuance of such Convertible Securities. No adjustment of the Conversion Rate shall be made under this subsection 5.2.4 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subsection 5.2.3 hereof.

                                    5.2.5.  REDUCTION IN AMOUNT OF ADJUSTMENT.
If, at the time an adjustment is required by subsections 5.2.2, 5.2.3 or 5.2.4 hereof (hereinafter in this subsection 5.2.5 called an "Adjustment"), there has been any previous adjustment or adjustments of the Conversion Rate under subsections 5.2.3 or 5.2.4 hereof on the basis of the issuance of warrants or other rights or the issuance of Convertible Securities, and

                           a. a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall have expired without having been exercised; and/or

                           b. the consideration per share, for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall have been increased solely by virtue of provisions therein contained for an automatic increase in such consideration upon the arrival of a specified date or the happening of a specified event;

then the Conversion Rate after such Adjustment shall be reduced by the sum (to the extent not used pursuant to this subsection 5.2.5 to reduce previous Adjustments) of the amounts of excess, in respect of each such previous adjustment, of (i) the Conversion Rate immediately after such previous adjustment over (ii) the Conversion Rate which would have been applicable after such adjustment on the basis of

                           (1) treating the Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange as having been issued prior to the event requiring such adjustment and for the consideration actually received and receivable therefor, and

                           (2) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued with such grant or issuance being the event requiring such adjustment and with the consideration per share for which shares of Common Stock are issuable pursuant thereto being the consideration then in effect.

If the reduction as provided above exceeds the amount of such Adjustment, the excess shall be carried over and used to reduce the amount of any subsequent Adjustment.

                                    5.2.6.  OTHER PROVISIONS APPLICABLE TO
ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the Conversion Rate hereinbefore provided for in this Section 5.2:

                           a. TREASURY STOCK. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Corporation shall be deemed an issuance thereof for purposes of this Section 5.2, but until so issued such shares shall not be deemed to be outstanding.

                           b. COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common
         Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined by the independent public accountants then regularly auditing the accounts of the Corporation. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights, plus the additional consideration payable to the Corporation upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Corporation for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock or in payment of any debt, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend or debt so paid or satisfied.

                           c. WHEN ADJUSTMENTS TO BE MADE. The adjustments required by the preceding subsections shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Conversion Rate that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in subsection 5.2.1 hereof) unless and until such adjustment either by itself or with other adjustments not previously made and after giving effect to any reduction provided for in subsection 5.2.5 hereof adds at least 1/100th of a share to the Conversion Rate immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 5.2 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                           d. FRACTIONAL INTERESTS.  In computing
         adjustments under this Section 5.2, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                           e. ANTIDILUTION PROVISIONS. No adjustment shall be made as a result of any increase in the number of Additional Shares of Common Stock issuable or any decrease in the consideration payable upon any issuance of Additional Shares of Common Stock, pursuant to any provisions intended solely to avoid dilution contained in any warrants, rights or Convertible Securities.

                           f. WHEN ADJUSTMENT NOT REQUIRED. (i) If the
         Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                           (ii) If the Corporation declares or makes any dividend or distribution with respect to Common Stock, other than regular cash dividends (as defined in Section 2.2 hereof) or dividends payable solely in shares of Common Stock, and each holder of Series A Preferred Stock concurrently receives dividends or distributions equal in amount and in the same kind of property (whether cash, securities or other property) as such holder would be entitled to receive if all of the outstanding Series A Preferred Stock were converted into Common Stock as of the record date of such dividend or distribution with respect to Common Stock, then thereafter no adjustment shall be required with respect to such dividend or distribution.

                                    5.2.7.  MERGER, CONSOLIDATION OR DISPOSITION
OF ASSETS. In case the Corporation shall merge with or consolidate into another Person, or shall sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person and, pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock or other securities, property or assets of the successor or acquiring corporation or an affiliate thereof or cash are to be received by or distributed to the holders of Common Stock of the Corporation, then each holder of Series A Preferred Stock shall have the right thereafter to receive, upon conversion of such Series A Preferred Stock, the number of shares of common stock or other securities, property or assets of the successor or acquiring corporation or affiliate thereof or cash receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock equal to the Conversion Rate immediately prior to such event multiplied by the number of shares of Series A Preferred Stock as may be converted. The foregoing provisions of this subsection 5.2.7 shall similarly apply to successive mergers, consolidations or dispositions of assets.

                  If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, the Corporation shall not effect any consolidation, merger or sale with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation thereof each holder of shares of Series A Preferred Stock shall have been given a reasonable opportunity to then elect to receive, upon conversion of the shares of Series A Preferred Stock then held by such holder, either the stock, securities, cash or assets then issuable with respect to the Common Stock or the stock, securities, cash or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

                                    5.2.8.  OTHER ACTION AFFECTING COMMON STOCK.
 If a state of facts shall occur which, without being specifically controlled by the provisions of the foregoing Subsections 5.2.1 to 5.2.7, inclusive, would not fairly protect the conversion rights of the Series A Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall in good faith make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

                                    5.2.9.  NECESSARY CORPORATE ACTION.  Before
taking any action which would result in an adjustment in the Conversion Rate, the Corporation shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                                    5.2.10.  TAXES UPON CONVERSION.  The
Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Preferred Stock.

                           5.3.  RESERVATION OF COMMON STOCK.

The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion or exchange of shares of Series A Preferred Stock, the full number of whole shares of Common Stock then deliverable upon the conversion or exchange of all shares of Series A Preferred Stock at the time outstanding. All shares of Common Stock which shall be so issuable shall, when issued upon conversion of all or any portion of the Series A Preferred Stock, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Upon conversion of Series A Preferred Stock, the shares of Series A Preferred Stock so converted shall have the status of authorized and unissued Preferred Stock.

                           5.4.  NOTICE PROVISIONS.

                                    5.4.1  NOTICE OF ADJUSTMENTS.  Whenever the
Conversion Rate shall be adjusted pursuant to Section 5.2 hereof, the Corporation shall forthwith obtain a certificate signed by a firm of independent accountants of recognized national standing selected by the Corporation, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Corporation's independent public accountants determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or assets or warrants or other subscription or purchase rights referred to in Sections 5.2.2 or 5.2.7 hereof) and specifying the Conversion Rate and (if such adjustment was made pursuant to subsections 5.2.7 or 5.2.8 hereof) describing the amount and kind of common stock, securities, property or assets or cash which may be received upon conversion of the Series A Preferred Stock, after giving effect to such adjustment. The Corporation shall promptly cause a signed copy of such certificate to be delivered to each holder of Series A Preferred Stock.

                                    5.4.2.  NOTICE OF CERTAIN CORPORATE ACTION.
In case the Corporation shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Common Stock), (d) to effect any capital reorganization, (e) to effect any consolidation, merger or sale, transfer or other distribution of all or substantially all its property, assets or business, or (f) to effect the liquidation, dissolution or winding-up of the Corporation, then in each such case, the Corporation shall give to each holder of Series A Preferred Stock a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the Conversion Rate after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by (a) or (b) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                  6.       REDEMPTION.

                           6.1.  On and after the date hereof the Series A
Preferred Stock may be redeemed, in whole or from time to time in part, at the election of the Corporation, expressed by resolution of the Board of Directors of the Corporation, at any time or from time to time at a redemption price per share equal to (i) the Liquidation Preference Per Share, and (ii) all accrued and unpaid dividends on such shares of the Series A Preferred Stock to and including the date of redemption.

                           6.2.  Notice of every redemption of the Series A
Preferred Stock shall be given by mail or in such other manner as may be prescribed by resolution of the Board of Directors of the Corporation not less than 30 days nor more than 60 days prior to the applicable date of redemption ("Redemption Date"). The notice shall specify the number of shares of Series A Preferred Stock to be redeemed, the date fixed for redemption, the redemption price per share and the address where payment of the redemption price per share is to be paid. The giving of such notice shall obligate the Corporation to redeem the shares to which the notice relates on the date specified therein for redemption. If less than all the outstanding Series A Preferred Stock is to be redeemed, the selection of shares for redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors of the Corporation.


                           6.3.  On and after the applicable Redemption Date
(unless default shall be made by the Corporation in paying the redemption price per share), all dividends on the Series A Preferred Stock called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of the Series A Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as shareholders of the Corporation shall cease and terminate, except the right to receive the redemption price per share as herein provided.

                           6.4.  At any time on or after the applicable
Redemption Date, the holders of record of the Series A Preferred Stock to be redeemed shall be entitled to receive the redemption price per share upon actual delivery of the certificates for the shares to be redeemed to the place so specified in the redemption notice, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer. If less than all of the shares represented by any such certificate are redeemed, a new certificate representing the unredeemed shares shall be issued. In case any shares of the Series A Preferred Stock shall be redeemed pursuant to this section, or shall be otherwise purchased or reacquired by the Corporation, the shares so redeemed, purchased or reacquired shall resume the status of authorized but unissued shares of the Corporation's preferred stock, but shall not be reissued by the Corporation except in accordance with the section entitled "Voting Rights" below.

                  7.       VOTING RIGHTS.

                           7.1.  Except in statutory proceedings in which,
and then only to the extent to which, their vote is at the time required by law, the holders of shares of the Series A Preferred Stock shall have no right to vote at, to participate in or to receive any notice of any meeting of the stockholders of the Corporation. On any matter on which the holders of the Series A Preferred Stock shall be entitled to vote, they shall be entitled to one vote per share of Series A Preferred Stock held.

                           7.2.  Except as otherwise provided in this
section, the Corporation shall not without the prior written consent of the holders of a majority of outstanding shares of the Series A Preferred Stock:

                                    (i)     increase the authorized number of
         shares of Series A Preferred Stock of the Corporation or reissue any previously redeemed shares of Series A Preferred Stock as Series A Preferred Stock;

                               (ii) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation or By-Laws if such amendment, alteration or repeal adversely affects the rights, preferences or privileges of the holders of the Series A Preferred Stock;

                              (iii) authorize, create or issue shares of any series or class of stock or any other securities convertible into equity securities of the Corporation having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends or redemptions or upon liquidation or dissolution of the Corporation;

                               (iv) reclassify any shares of any class of stock of the Corporation into shares (A) ranking as to payment of dividends, distributions of assets or redemptions prior to or on a parity with the Series A Preferred Stock or (B) which in any manner adversely affects the holders of the Series A Preferred Stock;

                                (v) enter into any agreement or instrument, or create any obligation, restricting or limiting, directly or indirectly, the redemption of the Series A Preferred Stock or the payment of any liquidation preference on the Series A Preferred Stock without the prior written consent of the holders of a majority of the outstanding Series A Preferred Stock;

                               (vi) (A) pay, or declare and set aside for payment, any dividend on any shares of Common Stock or any other class of stock of the Corporation; (B) purchase, redeem or otherwise acquire any shares of any class of stock of the Corporation or otherwise pay, or set apart for payment, any monies for a purchase fund or sinking fund for the purchase thereof;or (C) pay, or set aside for payment, any loans by any Affiliate of the Corporation; unless, in each case, all dividends payable in respect of the Series A Preferred Stock have been paid; or

                                    (vii) consolidate or merge the Corporation
         with or into any other corporation or corporations, or sell, convey or dispose of all or substantially all of the assets of the Corporation, or effect any transaction or series of related transactions by the Corporation in which (x) more than 50% of the voting power of the Corporation is disposed of and as a result thereof such disposed-of securities are held beneficially by any person other than its the Corporation's Parent or its Affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) and (y) holders of the Series A Preferred Stock or their Affiliates are not, directly or indirectly, the surviving or acquiring entity.


                  IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Charles LaRosa, its President, this 4th day of April, 1996.

                        PHARMACEUTICAL FORMULATIONS, INC.



                                                  By: /s/Charles LaRosa
                                                  Name:  Charles LaRosa
                                                  Title: President

                                                  Exhibit 2 to Form 8-K
                                                  dated April 4, 1996


                            STOCK PURCHASE AGREEMENT

     THE SECURITIES PURCHASED PURSUANT TO THIS STOCK PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE ACT AND SUCH STATE LAWS OR AN OPINION OF COUNSEL TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                  STOCK PURCHASE AGREEMENT made by and between PHARMACEUTICAL FORMULATIONS, INC., a Delaware corporation (the "Corporation"), and ICC INDUSTRIES INC., a New York corporation (the "Purchaser") as of the 5th day of April, 1996.

                  1.  STOCK PURCHASE.

                  The Purchaser hereby purchases and the Corporation hereby sells 2,500,000 shares (the "Purchased Shares") of Series A Cumulative Redeemable Convertible Preferred Stock, par value $1.00 per share, of the Corporation ("Series A Preferred Stock") on the terms set forth herein at a purchase price of $1.00 per share, paid by wire transfer or check (subject to collection) for an aggregate consideration of $2,500,000, receipt of which is hereby acknowledged by the Corporation. Concurrently with the execution of this Agreement, the Corporation is delivering to the Purchaser a stock certificate representing the Purchased Shares.

                  2.  REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.

                The Corporation represents and warrants to the Purchaser as follows:

                  (a) AUTHORITY; BINDING NATURE. The Corporation has full right and legal capacity or power and authority to execute and deliver this Agreement and to perform each of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by or on behalf of the Corporation and constitutes the legal, valid and binding obnligation of the Corporation enforceable in accordance with its terms. The Corporation is not subject to any restriction or agreement that prohibits or would be violated by the execution and delivery of this Agreement or the issuance of the Series A Preferred Stock to the Purchaser or pursuant to which the consent of any other person is required in order to give effect to the transactions contemplated herein. There are no actions, suits, claims or proceedings pending or, to the knowledge of the Corporation, threatened before any court, arbitration panel or administrative agency to restrain or prohibit the consummation by the Corporation of any of the transactions contemplated by this Agreement or which might adversely affect the ability of the Corporation to perform any of its obligations under this Agreement.

                  (b) ORGANIZATION AND QUALIFICATION. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its businesses as it is now being conducted.

                  (c) CAPITAL STOCK. The Corporation has 40,000,000 authorized shares of Common Stock, par value $.08 per share, and 10,000,000 authorized shares of Preferred Stock, of which 3,000,000 have been designated Series A Preferred Stock. Upon the issuance thereof pursuant to this Agreement, the Purchased Shares shall be validly issued, fully paid and nonassessable. The Corporation has reserved a sufficient number of shares of its Common Stock for issuance upon any conversion of the Purchased Shares into Common Stock.

                  (d) REPORTS AND FINANCIAL STATEMENTS. Since January 1, 1995, the Corporation has filed all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under each of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder (the "Corporation's SEC Reports"), all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. As of their respective dates, the Corporation's SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of the Corporation included in the Corporation's SEC Reports fairly present the financial position of the Corporation and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto), subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein.

                   3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The Purchaser represents and warrants to the Corporation as follows:

                  (a) DOCUMENTS PROVIDED. All documents, records and books pertaining to the investment by the Purchaser in the Purchased Shares as requested by the Purchaser have been made available for inspection to the Purchaser and its attorneys, accountants or other advisors. The Purchaser acknowledges receipt of a copy of the Certificate of Designations, Preferences and Rights of Series A Preferred Stock as filed with the Secretary of the State of Delaware (the "Certificate of Designations").

                  (b) INDEPENDENT DECISION; ACCESS. In making its decision to invest in the Purchased Shares, the Purchaser has relied upon independent investigations made by it and by its own professional advisors. The Purchaser and its advisors have been given full access to information concerning the Corporation's business and future prospects, the opportunity to obtain information and to examine documents relating to the Corporation and to ask questions of, and to receive answers from, directors and officers of the Corporation concerning the Corporation and the terms and conditions of the investment in the Purchased Shares, and to obtain any additional information, to the extent the Corporation possesses such information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All such questions have been answered to the Purchaser's full satisfaction, and all information pertaining to such investment which the Purchaser has requested has been made available to the Purchaser.

                  (c) NO REPRESENTATIONS. Neither the Corporation nor any of its officers, directors, affiliates or agents has made any representations or warranties to the Purchaser concerning its investment in the Purchased Shares including, without limitation, any representations or warranties concerning the anticipated financial results of the operations of the Corporation, except as set forth in this Agreement.

                  (d) PURCHASER'S KNOWLEDGE AND EXPERIENCE. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is and will be capable of evaluating the merits and risks of the prospective investment.

                  (e) CORPORATION'S BUSINESS. The Purchaser understands the business in which the Corporation is engaged. The Purchaser has obtained sufficient information to evaluate the merits and risks of its investment in the Corporation and to make an informed investment decision with respect thereto.

                  (f) NO NEED FOR LIQUIDITY. The Purchaser has no need for liquidity of its investment in the Purchased Shares. The Purchaser is able to bear the economic risk of its investment in the Purchased Shares and to hold the Purchased Shares for an indefinite period of time, and presently is and, based on existing conditions, will hereafter be able to afford a complete loss of such investment.

                  (g) HIGH RISK. The Purchaser is aware that: (1) investment in the Purchased Shares involves a possible high degree of risk, lack of liquidity and substantial restrictions on transferability, (2) there is no market for the Purchased Shares and there is no assurance that a market will develop, and (3) no federal or state agency (including without limitation the Securities and Exchange Commission ("SEC") or any state securities commission) or agency of any other jurisdiction has passed upon, approved, made any recommendation or endorsement of, or made any finding or determination as to the merits or fairness of, an investment in the Purchased Shares.

                  (h) INVESTMENT INTENT. The Purchased Shares are being acquired by the Purchaser solely for its own account, as principal, for investment and not for the interest of any other Person (as defined below) and not with a view to, with the present intention of, or in connection with, any resale or distribution of the Purchased Shares or any interest therein. The Purchaser does not anticipate any particular event the occurrence or non-occurrence of which would change its intention as stated herein. The Purchaser has no agreement or other arrangement with any individual, partnership, corporation, association, joint stock company, trust, estate, unincorporated association or government or governmental authority (any of the foregoing, a "Person") to sell, assign, pledge or otherwise transfer any of the Purchased Shares or which would guarantee the Purchaser any profit or indemnify the Purchaser against any loss with respect to the Purchased Shares, and the Purchaser has no plans to enter into any such agreement or arrangement. The Purchaser was not organized or created for the specific purpose of acquiring the Purchased Shares and has other investments or business activities or will make other investments or engage in other business activities.

                  (i) NO REGISTRATION. The Purchaser understands and acknowledges that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or under the laws of any jurisdiction, the Purchased Shares are being offered and sold under one or more exemptions provided by the Act, and the Corporation does not contemplate registering, and is under no obligation to so register, the Purchased Shares under the Act or under the laws of any jurisdiction and that the certificates for the Purchased Shares, and for any shares of Common Stock into which the Purchased Shares may be converted, shall have noted thereon a legend substantially as set forth at the beginning of this Agreement. The Purchaser also understands that it must hold the Purchased Shares indefinitely unless they are subsequently registered under the Act or an exemption from such registration is then available and, therefore, the Purchaser may be required to bear the economic risk of this investment for an indefinite period of time. The Purchaser further understands that Rule 144 ("Rule 144") under the Act is not immediately applicable for any sales of the Purchased Shares, that any routine sales of the Purchased Shares made in reliance on Rule 144 (if it becomes applicable) can be made only in limited amounts in accordance with the terms and conditions of that Rule including holding period and volume limitations, and that, in the event Rule 144 is not applicable, compliance with the registration requirements or Regulation A under the Act would be required or facts must exist which otherwise provide the basis for an exemption from the registration requirements of the Act.

                  (j) ACTION TO PRESERVE PRIVATE PLACEMENT. The Purchaser understands and agrees that the Corporation may take any action to preserve its ability to rely on one or more exemptions from the registration requirements of the Act in respect of the offer and sale of the Purchased Shares by it. The Purchaser agrees specifically that the Corporation may take any action necessary to give effect to the restrictions on transfer of the Purchased Shares described in this Agreement including, without limitation, requiring (1) a written representation and warranty from the Purchaser, upon the Purchaser's application to register a sale, assignment, pledge or other transfer of the Purchased Shares, that the sale, assignment, pledge or other transfer complies with the restrictions specified in this Agreement, and (2) a written agreement from the Person to whom the Purchaser desires to sell, assign, pledge or otherwise transfer the Purchased Shares that any sale, assignment, pledge or other transfer undertaken by such transferee will comply with the restrictions specified in this Agreement and that such transferee will take all actions necessary to ensure that any subsequent sales, assignments, pledges or other transfers of Purchased Shares by it or its transferees will be undertaken in compliance with the restrictions specified in this Agreement.

                  (k) AUTHORITY; BINDING OBLIGATION. The Purchaser has full right and legal capacity or power and authority to execute and deliver this Agreement and to perform each of its obligations hereunder. This Agreement has been duly authorized, if required, executed and delivered by or on behalf of the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms. The Purchaser is not subject to any restriction or agreement that prohibits or would be violated by the execution and delivery hereof or the consummation of the transactions contemplated herein or pursuant to which the consent of any Person other than the Corporation is required in order to give effect to the transactions contemplated herein. There are no actions, suits, claims or proceedings pending or, to the knowledge of the Purchaser, threatened before any court, arbitration panel or administrative agency to restrain or prohibit the consummation by the Purchaser of any of the transactions contemplated by this Agreement or which might adversely affect the ability of the Purchaser to perform any of its obligations under this Agreement.

                  (l) CORPORATE ORGANIZATION. The Purchaser was organized or created under the laws of, and has its principal place of business in, the state set forth on the signature page of this Agreement. The Purchaser's address and federal tax identification number are correctly set forth on the signature page of this Agreement.

                  (m) ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Act (a copy of which will be provided upon request).

                   4.  COVENANTS OF THE PURCHASER.

                  The Purchaser hereby agrees and covenants with the Corporation as follows:

                  (a) NO ASSIGNMENT. The Purchaser shall not offer, sell, assign, pledge or otherwise transfer its rights under this Agreement.
                  (b) NO TRANSFER. The Purchaser shall make no offer, sale, assignment, pledge or other transfer of any of the Purchased Shares, or any interest therein, and the Corporation shall not be required to transfer, or register a transfer of, any of the Purchased Shares, in the absence of an effective registration statement under the Act and applicable state securities laws covering the Purchased Shares or an opinion of counsel to the Corporation (obtained at the expense of the Purchaser) to the effect that such offer, sale, assignment, pledge or other transfer may be made without registration under the Act and such state laws pursuant to an exemption from the registration requirements thereunder. Any certificates representing any of the Purchased Shares may bear a legend to that effect and the Corporation may give stop-transfer instructions to its transfer agent, if any, for the Purchased Shares.

                  (c) INDEMNIFICATION. The Purchaser shall indemnify, hold harmless and, upon request, defend the Corporation and all officers, directors, shareholders, agents and representatives of the Corporation against any and all loss, liability, claim, action, damage and expense whatsoever (including, but not limited to, expenses incurred in investigating, preparing or defending against any litigation, whether commenced or threatened, or any claim whatsoever) arising out of, or based upon, the actual or alleged breach or untruth of any representation or warranty made by the Purchaser in this Agreement or any actual or alleged breach of or default under any of the obligations of the Purchaser under this Agreement. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, covenant or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to it under Federal or state securities laws. All representations, warranties and covenants of the Purchaser, including without limitation the foregoing indemnity, shall survive the purchase of the Purchased Shares.

                  (e) NONDISCLOSURE. The Purchaser shall not transmit or distribute any information provided to the Purchaser in connection with its investment in the Purchased Shares to anyone other than its attorneys, accountants, or other advisors acting for or assisting it in connection with its prospective investment in the Purchased Shares, unless such information is or becomes generally available to the public other than as a result of a disclosure by the Purchaser.

                  (f) RULE 144 SALE. In the event of any sale by the Purchaser of any of the Purchased Shares pursuant to Rule 144, the Purchaser shall furnish to the Corporation a copy of Form 144 filed by the Purchaser with the SEC at the time such Form is filed.

                  (g) LEGAL AND TAX ADVICE. With respect to the tax and other legal consequences of an investment in the Purchased Shares, the Purchaser is relying solely upon advice of its own tax and legal advisors.

                   5.     COVENANTS OF THE CORPORATION.

                  (a) REDEMPTION AND SURRENDER OF PURCHASED SHARES.

   To the extent permitted under applicable law and subject to the conditions set forth herein, (a) the Corporation shall redeem some or all of the Series A Preferred Stock held by Purchaser pursuant to the Certificate of Designations if the Corporation shall have made a registered public offering of any shares of Common Stock (other than offerings registered on a Form S-8 or S-4 or comparable forms or in connection with any rights offering, exchange offering, or stock option plan) and the proceeds thereof shall have been sufficient to pay the redemption price for such shares and (b) the Purchaser shall have the right, at its sole option and election, to surrender shares of Series A Preferred Stock in payment of the exercise price under any warrants, options or other rights ("Rights") held by Purchaser to purchase shares of Common Stock of the Corporation or in payment of the purchase price for any shares of Common Stock subscribed for by such holder in any public offering of Common Stock of the Corporation, in which case the surrendered shares of Series A Preferred Stock shall be deemed to have a value per share equal to (i) the Liquidation Preference Per Share (as defined in the Certificate of Designations), and (ii) all accrued and unpaid dividends on such shares of the Series A Preferred Stock to and including the date of such surrender. In no event, however, shall any such redemption or surrender of Series A Preferred Stock in payment pursuant to exercise of Rights or to purchase Common Stock of the Corporation be required to the extent that such redemption or surrender would thereby cause the Corporation to fail to meet all requirements for listing or continued listing, as applicable, of its Common Stock on the Nasdaq Stock Exchange or such stock exchange on which the Common Stock of the Corporation may be listed at that time.

                  (b) INDEMNIFICATION. The Corporation shall indemnify, hold harmless and, upon request, defend the Purchaser and all officers, directors, shareholders, agents and representatives of the Purchaser against any and all loss, liability, claim, action, damage and expense whatsoever (including, but not limited to, expenses incurred in investigating, preparing or defending against any litigation, whether commenced or threatened, or any claim whatsoever) arising out of, or based upon, the actual or alleged breach or untruth of any representation or warranty made by the Corporation in this Agreement or any actual or alleged breach of or default under any of the obligations of the Corporation under this Agreement. All representations, warranties and covenants of the Corporation, including without limitation the foregoing indemnity, shall survive the purchase of the Purchased Shares.

                   6.               MISCELLANEOUS.

                  (a) LANGUAGE. In this Agreement, unless the context otherwise requires, the use of any personal pronoun, whether in the masculine, feminine or neuter gender, includes all other genders. The headings contained in this *Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  (b) WAIVER. Any failure of a party to exercise any right or remedy under this Agreement or otherwise, or any delay by a party in exercising the same, will not operate as a waiver thereof. No waiver by a party will be effective unless it is in writing and signed by such party.

                  (c) APPLICABLE LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

                  (d) MODIFICATION. This Agreement and the rights, powers and duties set forth herein may not be canceled, terminated or revoked by a party without the prior written consent of the other party and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and, subject to the provisions of this Agreement, assigns.

                  (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Purchaser and the Corporation with respect to the subject matter hereof and may be amended only by a writing executed by the party to be charged.

                  (f) INVALIDITY. In the event that any provision of this Agreement is held to be invalid or unenforceable, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and shall be deemed modified to the extent necessary so that it shall be valid and enforceable. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (g) ARM'S LENGTH ARRANGEMENT. The Purchaser acknowledges that this Agreement represents an arm's-length arrangement between the Corporation and the Purchaser.

                  (h) ACCURACY OF INFORMATION. The Purchaser certifies that the information provided by it in this Agreement is true, complete and accurate as of the date of this Agreement and may be relied upon by the Corporation. The representations, warranties and agreements of the parties contained in this Agreement shall survive the delivery of, and payment for, the Purchased Shares.

                  (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the Purchaser and the Corporation have executed this Agreement as of the date set forth above.



                            ICC INDUSTRIES INC.

                                By      /S/ JOHN ORAM
                                        Name:  John Oram
                                        Title: President

                                Taxpayer Identification
                                        Number:

                                Present Address:

                                        460 Park Avenue
                                        New York, NY 10022

                                State of Organization:  New York

                                State of Principal Place of Business: New York

                            PHARMACEUTICAL FORMULATIONS, INC.


                                By:      /S/ CHARLES LAROSA
                                         Name:  Charles LaRosa
                                         Title: President